UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 9, 2026
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DANAHER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware		001-08089	59-1995548
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, N.W.,			20037-1701
Suite 800W
Washington,	DC
(Address of Principal Executive Offices)			(Zip Code)
202-828-0850
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DHR	New York Stock Exchange
2.100% Senior Notes due 2026	DHR 26	New York Stock Exchange
1.200% Senior Notes due 2027	DHR/27	New York Stock Exchange
0.450% Senior Notes due 2028	DHR/28	New York Stock Exchange
Floating Rate Senior Notes due 2028	DHR 28	New York Stock Exchange
2.500% Senior Notes due 2030	DHR 30	New York Stock Exchange
3.250% Senior Notes due 2030	DHR 30A	New York Stock Exchange
0.750% Senior Notes due 2031	DHR/31	New York Stock Exchange
3.625% Senior Notes due 2034	DHR 34	New York Stock Exchange
4.000% Senior Notes due 2038	DHR 38	New York Stock Exchange
1.350% Senior Notes due 2039	DHR/39	New York Stock Exchange
1.800% Senior Notes due 2049	DHR/49	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Director Appointments
On October 9, 2026, the Board of Directors (the “Board”) of Danaher Corporation (the “Company” or “Danaher”) increased the size of the Board to thirteen members and appointed Daniel L. Comas and Robert M. Hershberg to the Board, in each case effective immediately. Each of Mr. Comas and Dr. Hershberg will serve until the Company’s next annual meeting of shareholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Dr. Hershberg has also been appointed to serve as a member of the Science and Technology Committee of the Board.
Daniel L. Comas, age 62, joined the Company in 1991 and served as Executive Vice President from April 2005 through December 2020, including as Chief Financial Officer from April 2005 through December 2018. During his tenure, Mr. Comas held various roles with responsibility for corporate development, treasury, finance and risk management. From January 2021 through March 2024, Mr. Comas was employed by the Company in a non-executive capacity as a senior advisor, and following his retirement from the Company in March 2024 through September 2026 he served as a consultant to the Company (upon the terms described below). He has also served as a director of Fortive Corporation since March 2021 and Veralto Corporation since September 2023.
Robert M. Hershberg, M.D., Ph.D., age 63, served as President, Chief Executive Officer and Chairman of HilleVax, Inc. from March 2020 through September 2025. Before joining HilleVax, he held senior executive roles at Celgene Corporation, including Executive Vice President and Chief Scientific Officer. He also serves as a Senior Advisor to Frazier Life Sciences and as a director of Adaptive Biotechnologies Corporation and Recursion Pharmaceuticals, Inc.
Each of Mr. Comas and Dr. Hershberg will participate in the Company’s compensation program for non-employee directors, as described in the Company’s definitive proxy statement for its 2026 annual meeting of shareholders filed with the Securities and Exchange Commission on March 25, 2026. Each director’s cash compensation will be prorated based on the date of appointment, and each director will receive an equity award that is based on the annual equity award amount granted by the Company to non-management directors in May 2026, but prorated to reflect the number of days between October 9, 2026, and May 15, 2027. Each of Mr. Comas and Dr. Hershberg has entered into an indemnification agreement with the Company, the form of which is disclosed as Exhibit 10.30 to Danaher’s Annual Report on Form 10-K for the year ended December 31, 2025, and which is incorporated by reference herein. There are no arrangements or understandings between Mr. Comas or Dr. Hershberg and any other person pursuant to which Mr. Comas or Dr. Hershberg was selected and appointed as a director of the Company.
As referenced above, the Company previously entered into a consulting agreement with Mr. Comas in April 2024 (the “Consulting Agreement”) pursuant to which Mr. Comas agreed to provide the Company with strategic advice. As compensation for such consulting services, Mr. Comas earned $525,000 and $393,750 in 2025 and 2026, respectively. The Consulting Agreement was mutually terminated by Mr. Comas and the Company effective September 30, 2026, in connection with Mr. Comas joining the Board.
Except as described above, there are no other transactions involving Mr. Comas or Dr. Hershberg that the Company is required to report pursuant to Item 404(a) of Regulation S-K.
Director Retirements
On October 9, Alan G. Spoon notified the Company of his decision to retire as a member of the Board, effective as of the Company’s 2027 annual meeting of shareholders (the “2027 Annual Meeting”). Therefore, Mr. Spoon will not stand for re-election at the 2027 Annual Meeting. Mr. Spoon’s decision to retire is not because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices, or on any matter relating to any committee of the Board.
Danaher’s Nominating & Governance Committee continues to evaluate Board composition as part of its regular governance and refreshment processes.

ITEM 8.01	OTHER EVENTS
As previously disclosed in that certain Current Report on Form 8-K filed by the Company on August 3, 2026, on August 4, 2026, Steven M. Rales, Chairman of the Board and co-founder of the Company, and Mitchell P. Rales, Chairman of the Executive Committee and co-founder of the Company, were each granted restricted stock units with respect to 500,000 shares of the Company’s common stock (the “Founder RSUs”) as well as awards of stock options.
On October 9, 2026, each of Messrs. Steven and Mitchell Rales waived their right to the Founder RSUs for no consideration.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit No.	Description

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date:	October 13, 2026	By:	/s/ James F. O'Reilly
James F. O'Reilly
Senior Vice President, Deputy General Counsel and Secretary; Chief Sustainability Officer